SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2004

Aon CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)—(b)                Not applicable.

(c)                                            Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company on August 4, 2004.

Item 12. Results of Operations and Financial Condition.

On August 4, 2004, Aon Corporation (the “Company”) issued a press release (the “Press Release”) announcing its results of operations for the quarter and six months ended June 30, 2004.  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ David P. Bolger
David P. Bolger
Executive Vice President and Chief Financial Officer

Date: August 4, 2004

EXHIBIT INDEX

The following is a list of the exhibits filed herewith.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company on August 4, 2004.